NEITHER  THIS  NOTE  NOR  THE  SECURITIES  THAT  MAY  BE  ISSUED  BY  THE  COMPANY  UPON  CONVERSION  HEREOF

(COLLECTIVELY,  THE  “SECURITIES”)  HAVE  BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED

(THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR

ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN

THE  ABSENCE  OF  AN  EFFECTIVE  REGISTRATION  STATEMENT  FOR  THE  SECURITIES  UNDER  THE  1933  ACT,  OR

APPLICABLE   STATE   SECURITIES   LAWS;   OR   (II)   IN   THE   ABSENCE   OF   AN   OPINION   OF   COUNSEL,   IN   A   FORM

ACCEPTABLE  TO  THE  ISSUER,  THAT  REGISTRATION  IS  NOT  REQUIRED  UNDER  THE  1933  ACT  OR;  (III)  UNLESS  SOLD,

TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

12% CONVERTIBLE PROMISSORY NOTE

MATURITY DATE OF APRIL 3, 2018  *THE “MATURITY DATE”

$125,000   APRIL 3, 2017  *THE “ISSUANCE DATE”

FOR  VALUE  RECEIVED,  iGambit,  Inc.,  a  Delaware  Corporation  (the  “Company”)  doing  business  in  Smithtown,  NY,  hereby  promises  to  pay  to  the order  of  JSJ  Investments  Inc.,  an  accredited  investor  and  Texas  Corporation,  or  its  assigns  (the  “Holder”),  the  principal  amount  of  One  Hundred  and

Twenty  Five  Thousand  Dollars  ($125,000)  (“Note”),  on  demand  of  the  Holder  at  any  time  on  or  after  April  3,  2018  (the  “Maturity  Date”),  and to pay interest on the unpaid principal balance hereof at the rate of Twelve  Percent  (12%)  per annum (the “Interest Rate”) commencing on the date hereof

(the “Issuance Date”).

1.      Payments of Principal and Interest.

a.      Pre-Payment and  Payment of Principal and  Interest.   The  Company may pay this  Note  in  full, together  with  any and all accrued and unpaid interest, plus any applicable  pre-payment premium set forth herein and subject to the terms of this Section 1.a, at any time on or  prior  to  the  date  which  occurs  180  days  after  the  Issuance  Date  hereof  (the  “Prepayment  Date”).  In  the  event  the  Note  is  not prepaid  in  full  on  or  before  the  Prepayment  Date,  it  shall  be  deemed  a  “Pre-Payment  Default.  Until  the  One  Hundred  and  Eightieth

(180th)  day  after  the  Issuance  Date,  the  Company  may  pay  the  principal  at  a  cash  redemption  premium  of  135%,  in  addition  to outstanding  interest,  without  the  Holder’s  consent.  After  the  180th  day  up  to  the  Maturity  Date  this  Note  shall  have  a  cash redemption premium of 145% of the then outstanding principal amount of the Note, plus accrued interest and Default Interest, if any,

which  may  only  be  paid  by  the  Company  upon  Holder’s  prior  written  consent.  At  any  time  on  or  after  the  Maturity  Date,  the

Company may repay the then outstanding principal plus accrued interest and Default Interest (defined below), if any, to the Holder.

b.      Demand  of Repayment.   The  principal and interest balance  of  this Note  shall be  paid  to  the Holder  hereof on  demand  by the  Holder

at  any  time  on  or  after  the  Maturity  Date.   The  Default  Amount  (defined  herein),  if  applicable,  shall  be  paid  to  Holder  hereof  on demand by the Holder at any time such Default Amount becomes due and payable to Holder.

c.      Interest.   This  Note  shall  bear  interest  (“Interest”)  at  the  rate  of  Twelve  Percent  (12%)  per  annum  from  the  Issuance  Date until  the  same  is  paid,  or  otherwise  converted  in  accordance  with  Section  2  below,  in  full  and  the  Holder,  at  the  Holder’s  sole discretion, may include any accrued but unpaid Interest in the Conversion Amount. Interest shall commence accruing on the Issuance

Date,  shall  be  computed  on  the  basis  of  a  365-day  year  and  the  actual number  of  days  elapsed  and  shall  accrue  daily  and,  after  the

Maturity  Date,  compound  quarterly.  Upon  an  Event  of  Default,  as  defined  in  Section  10  below,  the  Interest  Rate  shall  increase  to

Eighteen Percent (18%) per annum for so long as the Event of Default is continuing (“Default Interest”).

d.      General Payment Provisions.   This  Note  shall be  paid  in  lawful money of  the  United  States  of  America  by check  or  wire  transfer  to such  account as  the  Holder  may from time  to  time  designate  by written  notice  to  the  Company in  accordance  with  the  provisions  of

this  Note.   Whenever  any amount expressed  to  be  due  by the  terms  of  this  Note  is  due  on  any day which  is  not  a  Business  Day (as defined  below),  the  same  shall  instead  be  due  on  the  next  succeeding  day  which  is  a  Business  Day  and,  in  the  case  of  any  interest payment  date  which  is  not  the  date  on  which  this  Note  is  paid  in  full,  the  extension  of  the  due  date  thereof  shall  not  be  taken  into account for  purposes  of  determining  the  amount of  interest due  on  such  date.  For  purposes  of  this  Note, “Business  Day”  shall  mean any day other  than  a  Saturday, Sunday  or  a  day on  which  commercial banks  in  the  State  of Texas  are  authorized  or  required  by law or executive order to remain closed.

2.      Conversion of Note. In accordance with the terms of subsection 2(b) below, the Conversion Amount (see Paragraph 2(a)(i)) of this Note shall be convertible  into  shares  of  the  Company’s  common  stock  (the  “Common  Stock”)  according  to  the  terms  and  conditions  set  forth  in  this

Paragraph 2.

a.

Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

i.     “Conversion  Amount”  means  the  sum  of  (a)  the  principal amount  of  this  Note  to  be  converted  with  respect  to  which  this determination is being made, (b) Interest; and (c) Default Interest, if any, if so included at the Holder’s sole discretion.

ii.     “Conversion Price” is a 50% discount to the  lowest VWAP (Volume Weighted Average Price) during the previous twenty

(20) trading days to the date of Conversion.

iii.     “Person”  means  an  individual,  a  limited  liability  company,  a  partnership,  a  joint  venture,  a  corporation,  a  trust,  an unincorporated organization and a government or any department or agency thereof.

iv.     “Shares”  means the Shares of the Common Stock  of the  Company into which any balance on this Note may be  converted upon submission of a “Conversion Notice” to the Company substantially in the form attached hereto as Exhibit 1.

b.      Holder’s  Conversion  Rights. The  Holder  shall be  entitled  to  convert all of  the  outstanding and unpaid  principal and  accrued  interest of this Note into fully paid and non-assessable shares of Common Stock in accordance with the stated Conversion Price commencing on  the  date  that  is  180  days  from  the  date  hereof,  except  that  upon  the  occurrence  of  an  Organic  Change,  as  defined  in  Section  3 below, or an Event of Default, as defined in Section 10(a) below, the Note will become immediately convertible. The Holder shall not be  entitled  to  convert on  a  Conversion  Date  that amount of  the  Note  in  connection  with  that number  of  shares  of  Common  Stock  which would be in excess of the sum of the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date.  For the purposes of the  provision  to  the  immediately  preceding  sentence,  beneficial  ownership  shall  be  determined  in  accordance  with  Section  13(d)  of  the

Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate conversions of 4.99% (“Conversion Limitation 1”).  The Holder shall have the authority to determine whether the restriction contained  in  this  Section  2(b)  will  limit  any  conversion  hereunder,  and  accordingly,  the  Holder  may  waive  the  conversion  limitation described  in  this  Section  2(b),  in  whole  or  in  part,  upon  and  effective  after  61  days  prior  written  notice  to  the  Company  to  increase  or decrease such percentage to any other amount as determined by Holder in its sole discretion (“Conversion Limitation 2”).

c.

Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion; if  such  issuance  would result in the issuance of a  fraction of  a share of Common Stock, the  Company shall round such fraction of a  share of Common Stock up  to  the  nearest  whole  share  except  in  the  event  that  rounding  up  would  violate  the  conversion  limitation  set  forth  in  section  2(b)

above.

d.      Conversion   Amount.   The   Conversion   Amount   shall   be   converted   pursuant   to   Rule   144(b)(1)(ii)   and   Rule   144(d)(1)(ii)   as

promulgated  by  the  Securities  and  Exchange  Commission  under  the  Securities  Act  of  1933,  as  amended,  into  unrestricted  shares  at the Conversion Price.

e.

Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

i.     Holder’s  Conversion  Requirements.  To  convert  this  Note  into  shares  of  Common  Stock  on  any  date  set  forth  in  the

Conversion  Notice  by  the  Holder  (the  “Conversion  Date”),  the  Holder  shall  transmit  by  email,  facsimile  or  otherwise deliver,  for  receipt  on  or  prior  to  11:59  p.m.,  Eastern  Time,  on  such  date  or  on  the  next  business  day,  a  copy  of  a  fully executed notice of conversion in the form attached hereto as Exhibit 1 to the Company.

ii.     Company’s  Response.  Upon  receipt  by  the  Company  of  a  copy  of  a  Conversion  Notice,  the  Company  shall  as  soon  as practicable,  but  in  no  event  later  than  one  (1)  Business  Day  after  receipt  of  such  Conversion  Notice,  send,  via  email,

facsimile  or  overnight  courier,  a  confirmation  of  receipt  of  such  Conversion  Notice  to  such  Holder  indicating  that  the

Company  will  process  such  Conversion  Notice  in  accordance  with  the  terms  herein. Within  two  (2)  Business  Days  after the  date  the  Conversion  Notice  is  delivered,  the  Company  shall  have  issued  and  electronically  transferred  the  shares  to the  Broker  indicated  in  the  Conversion  Notice;  should  the  Company  be  unable  to  transfer  the  shares  electronically,  it shall, within two (2)  Business Days after  the  date  the  Conversion Notice  was delivered, have surrendered to an overnight courier for delivery the next day to  the address as specified in  the Conversion Notice, a  certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled.

iii.     Record  Holder.  The  person  or  persons  entitled  to  receive  the  shares  of  Common  Stock  issuable  upon  a  conversion  of  this

Note  shall be  treated  for  all purposes  as  the  record  holder  or  holders  of  such  shares  of  Common  Stock  on  the  Conversion

Date.

iv.     Timely  Response  by  Company.  Upon  receipt  by  Company  of  a  Conversion  Notice,  Company  shall  respond  within  one business  day  to  Holder  confirming  the  details  of  the  Conversion,  and  provide  within  two  business  days  the  Shares requested in the Conversion Notice.

v.     Liquidated Damages for Delinquent Response. If the Company fails to deliver for whatever reason (including any neglect or  failure  by,  e.g.,  the  Company,  its  counsel  or  the  transfer  agent)  to  Holder  the  Shares  as  requested  in  a  Conversion

Notice within  three  (3)  business days  of  the  Conversion  Date, the  Company shall be  deemed  in  “Default of  Conversion.”

Beginning  on  the  fourth  (4th)  business  day  after  the  date  of  the  Conversion  Notice,  after  the  Company  is  deemed  in

Default of Conversion, there shall accrue liquidated damages (the “Conversion Damages”) of $2,000 per day for each day after  the  third  business  day  until  delivery  of  the  Shares  is  made,  and  such  penalty  will  be  added  to  the  Note  being converted  (under  the  Company’s and Holder’s  expectation  and  understanding that any penalty amounts  will  tack  back  to the  Issuance Date of the  Note). The Parties agree that, at the time  of drafting of  this Note, the Holder’s damages as to the delinquent  response  are  incapable  or  difficult  to  estimate  and  that  the  liquidated  damages  called  for  is  a  reasonable forecast of just compensation.

vi.     Liquidated  Damages  for  Inability  to  Issue  Shares.  If  the  Company  fails  to  deliver  Shares  requested  by  a  Conversion

Notice  due  to  an  exhaustion  of  authorized  and  issuable  common  stock  such  that  the  Company must  increase  the  number of shares of authorized  Common  Stock before  the Shares requested  may be  issued  to the Holder, the  discount set forth  in the  Conversion  Price  will  be  increased  by  5  percentage  points  (i.e.  from  40%  to  45%)  for  the  Conversion  Notice  in question  and  all future  Conversion Notices until the  outstanding principal and  interest of  the  Note  is  converted or  paid  in full. These liquidated damages shall not render the penalties prescribed by Paragraph 2(e)(v) void, and shall be applied in conjunction with Paragraph 2(e)(v) unless otherwise agreed to in writing by the Holder. The Parties agree that, at the time of drafting of  this  Note,  the  Holder’s damages as  to  the  inability to  issue  shares are  incapable  or  difficult  to  estimate  and that the liquidated damages called for is a reasonable forecast of just compensation.

vii.     Rescindment of  Conversion  Notice.  If: (i)  the Company fails  to respond to Holder  within  one  business day from the  date of delivery of a  Conversion Notice  confirming the  details  of  the  Conversion, (ii) the  Company fails  to  provide  the Shares requested  in  the  Conversion  Notice  within  three  business  days  from  the  date  of  the  delivery  of  the  Conversion  Notice,

(iii) the Holder is unable to procure a legal opinion required to have the Shares issued unrestricted and/or deposited to sell for any reason related to the Company's  standing with the SEC or  FINRA, or any action or inaction by the Company, (iv)

the  Holder  is  unable  to  deposit  the  Shares  requested  in  the  Conversion  Notice  for  any  reason  related  to  the  Company's standing  with  the  SEC  or  FINRA,  or  any  action  or  inaction  by  the  Company,  (v)  if  the  Holder  is  informed  that  the

Company  does  not  have  the  authorized  and  issuable  Shares  available  to  satisfy  the  Conversion,  or  (vi)  if  OTC  Markets changes the Company's designation to  'Limited Information' (Yield), 'No Information' (Stop Sign), 'Caveat Emptor' (Skull

and Crossbones), or  'OTC', 'Other OTC' or  'Grey Market' (Exclamation Mark Sign) on the day of or any day after the date

of  the  Conversion  Notice,   the  Holder   maintains   the  option   and  sole  discretion   to  rescind   the   Conversion  Notice

("Rescindment")  by  delivering  a  notice  of  rescindment  to  the  Company  in  the  same  manner  that  a  Conversion  Notice  is required to be delivered to the Company pursuant to the terms of this Note.

viii.     Transfer  Agent  Fees  and  Legal  Fees.  The  issuance  of  the  certificates  shall  be  without  charge  or  expense  to  the  Holder.

The  Company shall pay any and  all Transfer  Agent fees,  legal fees, and advisory fees required  for  execution of this Note and processing of any Notice of Conversion, including but not limited to the cost of obtaining a  legal opinion with regard to  the  Conversion.  The  Holder  will  deduct  $3,000  from  the  principal  payment  of  the  Note  solely  to  cover  the  cost  of obtaining  any  and  all  legal opinions  required  to  obtain  the  Shares  requested  in  any given  Conversion  Notice.  These  fees do  not  make  provision  for  or  suffice  to  defray  any  legal  fees  incurred  in  collection  or  enforcement  of  the  Note  as described in Paragraph 13.

ix.     Conversion Right Unconditional.    If  the Holder shall provide a Notice of  Conversion as provided herein, the  Company’s

obligations   to   deliver   Common   Stock   shall   be   absolute   and   unconditional,   irrespective   of   any   claim   of   setoff,

counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

3.      Other   Rights   of   Holder:   Reorganization,   Reclassification,   Consolidation,   Merger   or   Sale.

An y    recapitalization,   reorganization,

reclassification,  consolidation,  merger,  sale  of  all  or  substantially  all  of  the  Company’s  assets  to  another  Person  or  other  transaction  which  is effected  in  such  a  way  that  holders  of  Common  Stock  are  entitled  to  receive  (either  directly  or  upon  subsequent  liquidation)  stock,  securities,

cash  or  other  assets with respect to  or  in  exchange  for  Common  Stock  is  referred  to  herein  as “Organic  Change.”   Prior  to the consummation of

any (i)  Organic  Change  or  (ii)  other  Organic  Change  following which  the  Company  is  not  a  surviving  entity,  the  Company will  secure  from  the

Person  purchasing  such  assets or  the  successor  resulting  from  such  Organic  Change  (in  each  case, the  “Acquiring Entity”)  a  written  agreement

(in  form  and  substance  reasonably  satisfactory  to  the  Holder)  to  deliver  to  Holder  in  exchange  for  this  Note,  a  security  of  the  Acquiring  Entity evidenced  by a  written  instrument  substantially  similar  in  form  and  substance  to  this  Note,  and  reasonably  satisfactory to  the  Holder.   Prior  to

the  consummation  of  any other  Organic Change, the Company shall make  appropriate  provision  (in form and substance reasonably satisfactory to  the  Holder)  to  ensure  that  the  Holder  will  thereafter  have  the  right to  acquire  and  receive  in  lieu  of  or  in  addition  to  (as  the  case  may  be)  the shares  of  Common  Stock  immediately  theretofore  acquirable  and  receivable  upon  the  conversion  of  the  Note,  such  shares  of  stock,  securities,

cash  or  other  assets that would  have  been issued or  payable  in such  Organic Change with  respect to or  in exchange  for  the  number  of  shares of

Common  Stock  which  would  have  been  acquirable  and  receivable  upon  the  conversion  of  the  Note  as  of  the  date  of  such  Organic  Change

(without  taking  into  account  any  limitations  or  restrictions  on  the  convertibility  of  the  Note  set  forth  in  Section  2(b)  or  otherwise).    All

provisions of this Note must be included to the satisfaction of Holder in any new Note created pursuant to this section.

4.      Representations  and  Warranties  of  the  Company.  In  connection  with  the  transactions  provided  for  herein,  the  Company hereby  represents  and warrants to the Holder the following:

a.

Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under  the  laws  of  the  state  of  its  incorporation  and  has  all  requisite  corporate  power  and  authority  to  carry  on  its  business  as  now conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

b.      Authorization.  All corporate  action  has been  taken  on the  part  of  the  Company,  its  officers, directors and  stockholders necessary for the authorization, execution and delivery of this Agreement.  The Company has taken all corporate action required to make all of the obligations  of  the  Company  reflected  in  the  provisions  of  this  Agreement,  valid  and  enforceable  obligations.  The  shares  of  capital stock issuable upon conversion of the Note have been authorized or will be  authorized prior to the issuance of such shares.

c.

Fiduciary Obligations. The  Company hereby represents that it intends to use the  proceeds of the Note primarily for the operations of

its  business  and  not  for  any  personal,  family,  or  household  purpose.   The  Company hereby  represents  that  its  board  of  directors,  in the  exercise  of its  fiduciary duty, has  approved  the  execution  of  this  Agreement based  upon  a  reasonable  belief  that the  proceeds  of the Note provided for herein is appropriate for the Company after reasonable inquiry concerning its financial objectives and financial situation.

d.      Data Request Form.  The Company hereby represents and warrants to Holder that all of the information furnished to Holder pursuant to the data request form (“DRF”) dated March 16, 2017 is true and correct in all material respects as of the date hereof.

5.      Issuance  of  Common  Stock  Equivalents.  If  the  Company,  at  any  time  after  the  Issuance  Date,  shall  issue  any  securities  convertible  into  or exchangeable  for,  directly or  indirectly,  Common  Stock  (“Convertible  Securities”), other  than  the  Note,  or  any  rights or  warrants  or  options  to purchase  any  such  Common  Stock  or  Convertible  Securities,  shall  be  issued  or  sold  (collectively,  the  “Common  Stock  Equivalents”)  and  the aggregate  of  the  price  per  share  for  which  additional  Shares  of  Common  Stock  may  be  issuable  thereafter  pursuant  to  such  Common  Stock

Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent divided by the number of shares of

Common  Stock  issuable  pursuant  to  such  Common  Stock  Equivalent  (the  “Aggregate  Per  Common  Share  Price”)  shall  be  less  than  the applicable  Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which additional

Shares of Common Stock  may be  issuable  thereafter is amended or adjusted, and such price as so amended shall make  the Aggregate Per Share

Common  Price  be  less  than  the  applicable  Conversion  Price  in  effect  at  the  time  of  such  amendment  or  adjustment,  then  the  applicable

Conversion Price upon each such issuance or amendment shall be reduced to the lower of: (i) the Conversion Price; or (ii) a  twenty-five percent

(25%)  discount  to  the  lowest  Aggregate  Per  Common  Share  Price  (whether  or  not  such  Common  Stock  Equivalents  are  actually  then exercisable,  convertible  or  exchangeable  in  whole  or  in  part)  as  of  the  earlier  of  (A)  the  date  on  which  the  Company  shall  enter  into  a  firm contract  for  the  issuance  of  such  Common  Stock  Equivalent,  or  (B)  the  date  of  actual  issuance  of  such  Common  Stock  Equivalent.  No adjustment  of  the  applicable  Conversion  Price  shall  be  made  under  this  Section  6  upon  the  issuance  of  any  Convertible  Security  which  is outstanding on the day immediately preceding the Issuance Date.

6.      Reservation  of  Shares. The  Company  shall  at  all  times,  so  long  as  any principal amount  of  the  Note  is  outstanding, reserve  and  keep  available out  of  its  authorized  and  unissued  shares  of  Common  Stock,  solely  for  the  purpose  of  effecting  the  conversion  of  the  Note,  four  times  the number  of  shares  of  Common  Stock  as  shall  at  all  times  be  sufficient  to  effect  the  conversion  of  all  of  the  principal amount,  plus  Interest  and

Default  Interest,  if  any,  of  the  Note  then  outstanding  (“Share  Reserve”),  unless  the  Holder  stipulates  otherwise  in  the  “Irrevocable  Letter  of

Instructions  to  the  Transfer  Agent.”   So  long  as  this  Note  is  outstanding,  upon  written  request  of  the  Holder  or  via  telephonic  communication,

the  Company’s  Transfer  Agent  shall  furnish  to  the  Holder  the  then-current number  of  common  shares issued  and  outstanding,  the  then-current number  of  common  shares  authorized,  the  then-current number  of  unrestricted  shares, and  the  then-current number  of  shares  reserved  for  third parties.

7.      Voting Rights. The Holder of this Note shall have no voting rights as a note holder, except as required by law, however, upon the conversion of any portion  of  this  Note  into Common Stock, Holder  shall have the  same  voting rights as  all other Common  Stock holders with respect to  such shares of Common Stock then owned by Holder.

8.      Reissuance  of  Note.  In  the  event  of  a  conversion  or  redemption  pursuant  to  this  Note  of  less  than all of  the  Conversion  Amount represented by this  Note,  the  Company  shall  promptly  cause  to  be  issued  and  delivered  to  the  Holder,  upon  tender  by  the  Holder  of  the  Note  converted  or redeemed,  a  new  note  of  like  tenor  representing  the  remaining  principal  amount  of  this  Note  which  has  not  been  so  converted  or  redeemed  and which is in substantially the same form as this Note, as set forth above.

9.      Default and Remedies.

a.

Event of Default. For purposes of this Note, an  “Event of Default”  shall  occur  upon:

i.     the  Company’s  default  in  the  payment  of  the  outstanding  principal,  Interest  or  Default  Interest  of  this  Note  when  due,

whether at Maturity, acceleration or otherwise;

ii.     the occurrence of a Default of Conversion as set forth in Section 2(e)(v);

iii.     the  failure  by  the  Company  for  ten  (10)  days  after  notice  to  it  to  comply  with  any  material  provision  of  this  Note  not included in this Section 10(a);

iv.     the Company’s breach of any covenants, warranties, or representations made by the Company herein;

v.     any of the information in the DRF is false or misleading in any material respect;

vi.     the default by the Company in any Other Agreement entered into by and between the Company and Holder, for  purposes hereof  “Other  Agreement”  shall  mean,  collectively,  all  agreements  and  instruments  between,  among  or  by:  (1)  the

Company,  and,  or  for  the  benefit  of,  (2)  the  Holder  and  any  affiliate  of  the  Holder,  including  without  limitation,

promissory notes;

vii.     the cessation of operations of the Company or a  material subsidiary;

viii.     the Company pursuant to or within the meaning of any Bankruptcy Law; (a) commences a voluntary case; (b) consents to the entry of an order for relief against it in an involuntary case; (c) consents to the appointment of a Custodian of  it or for all  or  substantially  all  of  its  property;  (d)  makes  a  general  assignment  for  the  benefit  of  its  creditors;  or  (e)  admits  in writing that it is generally unable to pay its debts as the same become due;

ix.     court  of  competent  jurisdiction  entering  an  order  or  decree  under  any  Bankruptcy  Law  that:  (a)  is  for  relief  against  the

Company in an involuntary case; (b) appoints a Custodian of the Company or for all or substantially all of its property; or

(c)  orders  the  liquidation  of  the  Company or  any subsidiary,  and  the  order  or  decree  remains  unstayed  and  in  effect  for thirty (30) days;

x.     the Company files a Form 15 with the SEC;

xi.     the  Company’s  failure  to  timely  file  all  reports  required  to  be  filed  by  it  with  the  Securities  and  Exchange  Commission.

Only  for  the  first  120  days  after  the  issuance  of  the  Note,  the  Company  shall  have  sixty  (60)  calendar  days  to  cure  the default;

xii.     the  Company’s  failure  to  timely  file  all  reports  required  to  be  filed  by  it  with  OTC  Markets  to  remain  a  “Current

Information” designated company;

xiii.     the  Company’s  Common  Stock  is  reported  as  “No  Inside”  by  OTC  Markets  at  any  time  while  any  principal,  Interest  or

Default Interest under the Note remains outstanding;

xiv.     the  Company’s  failure   to  maintain  the  required   Share   Reserve  pursuant  to  the   terms   of  the  Irrevocable   Letter   of

Instructions to the Transfer Agent;

xv.     the  Company  directs  its  transfer  agent  not  to  transfer,  or  delays,  impairs,  or  hinders  its  transfer  agent  in  transferring  or issuing  (electronically  or  in  certificated  form)  any  certificate  for  Shares  of  Common  Stock  to  be  issued  to  the  Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove  or impairs, delays and/or hinders its transfer agent from removing) any restrictive  legend (or to withdraw and stop transfer  instructions) on any certificate  for  any Shares of Common  Stock  issued  to the  Holder  upon conversion of or otherwise pursuant to this Note as and when required by this Note (or  makes any written announcement,

statement  or  threat  that  it  does  not  intend  to  honor  its  obligations  pursuant  to  a  Conversion  Notice  submitted  by  the

Holder)  and  any  such  failure  shall  continue  uncured  for  three  (3)  Business  Days  after  the  Conversion  Notice  has  been delivered to the Company by Holder;

xvi.     the  Company’s  failure  to  remain  current in  its  billing  obligations  with  its transfer  agent and  such delinquency causes  the transfer agent to refuse to issue Shares to Holder pursuant to a Conversion Notice;

xvii.     the Company effectuates a reverse split of its Common Stock and fails to provide twenty (20) days prior written notice  to

Holder of its intention to do so; or

xviii.     OTC   Markets   changes   the   Company's   designation   to   'No   Information'   (Stop   Sign),   'Caveat   Emptor'   (Skull   and

Crossbones), or 'OTC',  'Other OTC' or 'Grey Market' (Exclamation Mark Sign).

xix.     "Change  of  Control  Transaction"  means  the  occurrence  after  the  date  hereof  of  any  of  (a)  an  acquisition  after  the  date hereof  by  an  individual  or  legal  entity  or  "group"  (as  described  in  Rule  13d-5(b)(1)  promulgated  under  the  Securities

Exchange  Act  of  1934)  of  effective  control  (whether  through  legal  or  beneficial  ownership  of  capital  stock  of  the

Company,  by  contract  or  otherwise)  of  in  excess  of  40%  of  the  voting  securities  of  the  Company,  (b)  the  Company merges  into  or  consolidates  with  any  other  Person,  as  that  term  is  defined  in  the  Securities  Act  of  1933,  as  amended,  or any Person  merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior  to such transaction own  less than 60% of  the aggregate voting power of the Company or the  successor  entity  of  such  transaction,  (c)  the  Company sells  or  transfers  all  or  substantially all  of  its  assets  to  another

Person  and  the  stockholders  of  the  Company immediately  prior  to  such  transaction  own  less  than  60%  of  the  aggregate voting  power  of  the  acquiring  entity  immediately  after  the  transaction,  (d)  a  replacement  at  one  time  or  within  a  three year period of  more than one-half of the  members of  the Board of Directors which is not approved by a  majority of those individuals who are  members of  the  Board  of Directors on  the  Issuance Date  (or  by those  individuals who  are  serving as members  of  the  Board  of  Directors on any date  whose  nomination  to  the  Board  of  Directors was approved  by  a  majority of  the  members  of  the  Board  of  Directors  who are  members  on  the  date  hereof), or  (e)  the  execution  by the  Company of an agreement to which the Company  is a party or by which it is bound.

xx.     Altering the conversion terms of any notes that are currently outstanding.

The Term “Bankruptcy Law”  means Title 11, U.S. Code, or any similar Federal or State  Law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

b.      Remedies.  If  an  Event  of  Default  occurs,  the  Holder  may  in  its  sole  discretion  determine  to  request  immediate  repayment  of  all  or any portion  of  the  Note  that remains  outstanding; at such  time  the  Company  will  be  required  to pay the  Holder  the  Default  Amount

(defined  herein)  in  cash.   For  purposes  hereof,  the  “Default  Amount”  shall  mean:  the  product  of  (A)  the  then  outstanding  principal amount  of  the  Note,  plus  accrued  Interest  and  Default  Interest,  divided  by  (B)  the  Conversion  Price  as  determined  on  the  Issuance

Date,  multiplied  by (C)  the  highest price  at which  the  Common  Stock  traded  at any time  between  the  Issuance  Date  and  the  date  of

the  Event  of  Default.   If  the  Company  fails  to  pay  the  Default  Amount  within  five  (5)  Business  Days  of  written  notice  that  such amount is due and payable, then Holder shall have the right at any time, so long as the Company remains in default (and so long and to  the  extent  there  are  a  sufficient  number  of  authorized  but  unissued  shares),  to  require  the  Company,  upon  written  notice,  to immediately  issue,  in  lieu  of  the  Default  Amount,  the  number  of  shares  of  Common  Stock  of  the  Company  equal  to  the  Default

Amount divided by the Conversion Price then in effect.

10.    Vote  to  Change  the  Terms  of  this  Note.  This  Note  and  any  provision  hereof  may  only  be  amended  by  an  instrument  in  writing  signed  by  the

Company and the Holder.

11.    Lost  or  Stolen  Note.  Upon  receipt  by  the  Company  of  evidence  satisfactory  to  the  Company  of  the  loss,  theft,  destruction  or  mutilation  of  this

Note,  and,  in  the  case  of  loss,  theft  or  destruction,  of  an  indemnification  undertaking  by  the  Holder  to  the  Company  in  a  form  reasonably acceptable  to  the  Company and,  in  the  case  of  mutilation, upon  surrender  and  cancellation  of  the  Note,  the  Company shall  execute  and  deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a

Note  if  the  Holder  contemporaneously  requests  the  Company  to  convert  such  remaining  principal  amount,  plus  accrued  Interest  and  Default

Interest, if any, into Common Stock.

12.    Payment  of  Collection,  Enforcement  and  Other  Costs.  If: (i)  this  Note  is  placed  in  the  hands of  an  attorney  for  collection  or  enforcement  or  is collected  or  enforced  through  any  legal  proceeding;  or  (ii)  an  attorney  is  retained  to  represent  the  Holder  of  this  Note  in  any  bankruptcy,

reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Note, then the Company shall pay to the

Holder all reasonable attorneys’ fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

13.    Cancellation.  After  all  principal,  accrued  Interest  and  Default  Interest,  if  any,  at  any  time  owed  on  this  Note  has  been  paid  in  full  or  otherwise converted  in  full,  this  Note  shall  automatically  be  deemed  canceled,  shall  be  surrendered  to  the  Company  for  cancellation  and  shall  not  be reissued.

14.    Waiver  of  Notice.  To  the  extent  permitted  by  law,  the  Company  hereby  waives  demand,  notice,  protest  and  all  other  demands  and  notices  in connection with the delivery, acceptance, performance, default or enforcement of this Note.

15.    Governing  Law.  This  Note  shall  be  construed  and  enforced   in  accordance  with,  and  all  questions  concerning  the  construction,  validity,

interpretation  and  performance  of  this  Note  shall  be  governed  by,  the  laws  of  the  State  of  Texas,  without  giving  effect  to  provisions  thereof regarding conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Texas for the  adjudication  of  any  dispute  hereunder  or  in  connection  herewith  or  with  any transaction  contemplated  hereby  or  discussed  herein,  and  hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party  hereby  irrevocably  waives  personal  service  of  process  and  consents  to  process  being  served  in  any  such  suit,  action  or  proceeding  by sending,  through  certified  mail  or  overnight  courier,  a  copy  thereof  to  such  party at  the  address  for  such  notices  to  it  under  this  Agreement  and agrees that such  service  shall constitute  good  and  sufficient service  of  process  and  notice  thereof. Nothing  contained  herein  shall be  deemed  to limit  in  any  way  any  right  to  serve  process  in  any  manner  permitted  by  law.  EACH  PARTY  HEREBY  IRREVOCABLY  WAIVES  ANY

RIGHT   IT   MAY  HAVE,   AND   AGREES   NOT   TO   REQUEST,   A   JURY   TRIAL   FOR   THE   ADJUDICATION   OF   ANY   DISPUTE

HEREUNDER   OR   IN   CONNECTION   HEREWITH   OR   ARISING   OUT   OF   THIS   AGREEMENT   OR   ANY   TRANSACTION

CONTEMPLATED HEREBY.

16.    Remedies, Characterizations, Other  Obligations, Breaches and Injunctive  Relief. The  remedies provided in this Note shall be cumulative  and  in addition  to  all  other  remedies  available  under  this  Note,  at  law  or  in  equity  (including  a  decree  of  specific  performance  and/or  other  injunctive relief),  and  no  remedy  contained  herein  shall  be  deemed  a  waiver  of  compliance  with  the  provisions  giving  rise  to  such  remedy  and  nothing herein  shall  limit  the  Holder’s  right  to  pursue  actual  damages  for  any  failure  by  the  Company  to  comply  with  the  terms  of  this  Note.  The

Company  covenants  to  the  Holder  that  there  shall  be  no  characterization  concerning  this  instrument  other  than  as  expressly  provided  herein.

Amounts set  forth  or  provided  for  herein  with  respect to  payments, conversion  and  the  like  (and  the  computation  thereof)  shall be  the  amounts to  be  received  by the  Holder  thereof  and  shall  not,  except  as  expressly  provided  herein,  be  subject  to  any  other  obligation  of  the  Company  (or the performance thereof).

17.    Specific  Shall  Not  Limit  General;  Construction.  No  specific  provision  contained  in  this  Note  shall  limit  or  modify  any  more  general  provision contained herein. This Note  shall be deemed to be  jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

18.    Failure  or  Indulgence  Not  Waiver.  No  failure  or  delay on  the  part  of  the  Holder  in  the  exercise  of  any  power,  right  or  privilege  hereunder  shall operate as a waiver thereof, nor shall any single  or partial exercise of any such power, right or privilege preclude further exercise thereof or of any other right, power or privilege.

19.    Partial Payment. In the event of partial payment by the Holder, the principal sum due to the Holder shall be  prorated based on the consideration actually paid  by the  Holder  such  that the  Company  is  only required  to  repay  the  amount  funded  and  the  Company  is  not  required  to  repay any unfunded portion of this Note, with the exception of any OID contemplated herein.

20.    Entire  Agreement.  This  Agreement  constitutes  the  full  and  entire  understanding  and  agreement  between  the  parties  with  regard  to  the  subjects herein.  None of the terms of this Agreement can be waived or modified, except by an express agreement signed by all Parties hereto.

21.    Additional  Representations  and  Warranties.  The  Company  expressly  acknowledges  that  the  Holder,  including  but  not  limited  to  its  officer,

directors,  employees,  agents,  and  affiliates,  have  not  made  any  representation  or  warranty  to  it  outside  the  terms  of  this  Agreement.    The

Company further acknowledges that there have been no representations or warranties about future financing or subsequent transactions between the parties.

22.    Notices. All notices and other communications given or made to the Company pursuant hereto shall be in writing (including facsimile  or similar

electronic  transmissions)  and  shall  be  deemed  effectively  given:   (i)  upon  personal  delivery,  (ii)  when  sent  by  electronic  mail  or  facsimile,  as deemed received by the close of business on the date sent, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested,  postage  prepaid  or  (iv)  one  (1)  day  after  deposit  with  a  nationally  recognized  overnight  courier,  specifying  next  day  delivery.   All

communications  shall  be  sent  either  by  email,  or  fax,  or  to  the  email  address  or  facsimile  number  set  forth  on  the  signature  page  hereto.  The physical  address,  email  address,  and  phone  number  provided  on  the  signature  page  hereto  shall  be  considered  valid  pursuant  to  the  above stipulations; should the Company’s contact information change from that listed on the signature page, it is incumbent on the Company to inform the Holder.

23.    Severability.  If  one  or  more  provisions  of  this  Agreement  are  held  to  be  unenforceable  under  applicable  law,  such  provision  shall  be  excluded from this Agreement and the rest of the Agreement shall be enforceable in accordance with its terms.

24.    Usury.   If  it  shall  be  found  that  any  interest  or  other  amount  deemed  interest  due  hereunder  violates  the  applicable  law  governing  usury,  the applicable  rate  of  interest  due  hereunder  shall  automatically  be  lowered  to  equal  the  maximum  rate  of  interest  permitted  under  applicable  law.

The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take  advantage of any law  that would prohibit or forgive the Company from paying all or a portion of the principal, Interest or Default Interest on this Note.

25.    Successors and Assigns. This Agreement shall be binding upon all successors and assigns hereto.

— SIGNATURE PAGE TO FOLLOW —

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its CEO, on and as of the Issuance Date.

COMPANY

Signature:

By:

___________________________________________________

Title:

___________________________________________________

Address:    ___________________________________________________

___________________________________________________

___________________________________________________

Email:

___________________________________________________

Phone:

___________________________________________________

Facsimile:   ___________________________________________________

JSJ Investments Inc.

Signature:

Sameer Hirji, President

JSJ Investments Inc.

10830 North Central Expressway, Suite 152

Dallas TX 75231

888-503-2599

Exhibit 1

Conversion Notice

Reference  is  made  to  the  12%  Convertible  Note  issued  by  iGambit,  Inc.  (the  "Note"),  dated  April  3,  2017  in  the  principal amount  of  $125,000  with  12%

interest.  This  note  currently  holds  a  principal balance  of  $125,000.  The  features  of  conversion  stipulate  a  Conversion  Price  will  be  a  50%  discount  to  the lowest VWAP (Volume Weighted Average Price) during the previous twenty (20) trading days to the date of Conversion.

In  accordance  with  and  pursuant  to  the  Note,  the  undersigned  hereby  elects  to  convert  $______  of  the  principal/interest  balance  of  the  Note,  indicated

below into shares of Common Stock (the "Common Stock"), of the Company, by tendering the Note specified as of the date specified below.

Date of Conversion: __________

Please confirm the following information:

Conversion Amount:  $ ____________________

Conversion Price: $ ____________________ ( ____ % discount from $ ____________________)

Number of Common Stock to be issued: _____________________________________________________________________

Current Issued/Outstanding: _______________________________________________________________________________

If  the  Issuer  is DWAC  eligible, please  issue the  Common  Stock  into  which  the Note  is  being converted  in  the  name  of  the  Holder  of  the  Note  and  transfer the shares electronically to:

[BROKER INFORMATION]

Holder Authorization:

JSJ Investments Inc.

10830 North Central Expressway, Suite 152  *Do not send certificates to this address

Dallas, TX 75231

888-503-2599

Tax ID: 20-2122354

Sameer Hirji, President

[DATE]

[CONTINUED ON NEXT PAGE]

PLEASE BE ADVISED, pursuant to Section 2(e)(ii) of the Note, “Upon receipt by the Company of a copy of the Conversion Notice, the Company shall as soon  as  practicable,  but  in  no  event  later  than  one  (1)  Business  Day  after  receipt  of  such  Conversion  Notice,  SEND,  VIA  EMAIL,  FACSIMILE  OR

OVERNIGHT  COURIER,  A  CONFIRMATION  OF  RECEIPT  OF  SUCH  CONVERSION  NOTICE  TO  SUCH  HOLDER  INDICATING  THAT  THE

COMPANY  WILL  PROCESS  SUCH  CONVERSION  NOTICE  in  accordance  with  the  terms  herein.  Within  two  (2)  Business  Days  after  the  date  of  the

Conversion Confirmation, the Company shall have issued and electronically transferred the shares to the Broker indicated in the Conversion Notice; should the  Company be  unable  to  transfer  the  shares electronically,  they shall,  within  two  (2)  Business  Days  after  the  date  of  the  Conversion  Confirmation,  have surrendered  to  FedEx  for  delivery the  next day to the  address as specified  in  the Conversion  Notice, a  certificate, registered in  the  name  of  the  Holder, for the number of shares of Common Stock to which the Holder shall be entitled.”

Signature:

___________________________

John Salerno

CEO

iGambit, Inc.